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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): July 9, 1998 (July 8, 1998)


                      GLENBOROUGH REALTY TRUST INCORPORATED
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                                of Incorporation)

                                    001-14162
                            (Commission File Number)

                                   94-3211970
                        (IRS Employer Identification No.)


                      400 SOUTH EL CAMINO REAL, SUITE 1100
                               SAN MATEO, CA 94402
                                 (415) 343-9300
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)


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Item 5.  OTHER EVENTS.

         In a release dated July 8, 1998, Glenborough Realty Trust Incorporated announced that on that date the Board of Directors elected to implement a Stockholder Rights Plan. The news release is attached as Exhibit 99.1.

Item 7.  Exhibits

         99.1     News release dated July 8, 1998.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GLENBOROUGH REALTY TRUST INCORPORATED




July 9, 1998                                By: /s/ Terri Garnick
                                            ------------------------------------
                                            Terri Garnick
                                            Senior Vice President,
                                            Chief Accounting Officer,
                                            Treasurer
                                            (Principal Accounting Officer)



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                                  EXHIBIT INDEX


    EXHIBIT                        DESCRIPTION
------------------    --------------------------------------------
     99.1             News release dated July 8, 1998.